UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  May 27, 2014

MEDIJANE HOLDINGS INC.

(Exact name of registrant as specified in its charter)

     Nevada

    333-167275

46-0525378

(State or other

(Commission File

IRS Employer

jurisdiction of

       Number)

Identification No.

 incorporation)

   2011 Ken Pratt Boulevard

                 Suite 210,

             Longmont, CO

80501

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code

(855) 933-3499

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events

On May 23, 2014, the registrant received its first wholesale purchase order for the recently launched "MediStrips - Relaxation" dissolvable oral strips.  The order is for an initial 15,000 units to be purchased by GoKush.com as part of an ongoing product offering at a unit price of $7.50.

Item 9.01   Financial Statements and Exhibits

Exhibit 99

Press Release dated May 27, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDIJANE HOLDINGS INC.

/s/ Ron Lusk

Ron Lusk

President and Director

Date:  May 29, 2014